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                                                                    EXHIBIT 99.2

          FISCAL 2000 AMEX $0 TO $20 MILLION CAPITALIZATION PEER GROUP

     The peer group is comprised of American Stock Exchange non-financial companies with a market value between $0 and 20 million. The only companies meeting this criteria for fiscal 2000 are the following:

*3DSHOPPING.COM                          AQUIS COMMUNICATIONS GRP                BOSTON CELTICS LP
 5TH AVENUE CHANNEL CORP                 ARI NETWORK SERVICES INC                BOWL AMERICA INC A
 ABLE TELECOM HOLDING CP                 ARK RESTAURANTS CORP                    BOWLIN OUTDOOR ADV & TRA
*ACCESS PHARMACEUTICAL                   ASI SOLUTIONS INC                       BRANDERA.COM INC
 ACME ELECTRIC CORP                      ASTRO-MED INC                           BRASS EAGLE INC
 ACRODYNE COMMUNICATIONS                 ATEC GROUP INC                          BRIDGESTREET ACCOMM INC
 ACTIONPOINT INC                         ATLANTIC PREMIUM BRANDS                 BROWN & SHARPE MFG CO A
*ACTIVEWORLDS.COM INC                   *ATLAS PIPELINE PRTNRS LP                BUFETE INDUSTRIAL
 ADAM.COM INCORPORATED                   ATRION CORPORATION                      BUSINESS RESOURCE GROUP
 ADAMS GOLF INC                          AULT INC                                C2 INC
 ADVANCED MACHINE VSN CP                 AUTOIMMUNE INC                          C3 INC
 ADVANCED PHOTONIX CL A                  AVIATION GENERAL INC                    CABLETEL COMMUNICATIONS
 ADVANCED TECHNICAL PROD.                AVTEAM INC CL A                         CACHE INC
 ADVANTAGE MARKETING SYS                 AXCESS INC                              CALTON INC
 AEROSONIC CORP                          AZCO MINING INC                         CAMPBELL RESOURCES INC
 AEROVOX INC                             BALDWIN PIANO & ORGAN CO                CANDIES INC
 AFFINITY TECHNOLOGY GRP                 BALDWIN TECHNOLOGY INC A                CANTEL MEDICAL CORP.
 AIR METHODS CORP                        BALLANTYNE OF OMAHA INC                 CANTERBURY INFO TECH INC
 ALCIDE CORP                             BAYOU STEEL CORP                        CANTERBURY PARK HLDG CP
 ALDILA INC                              BEAUTICONTROL COSMETICS                *CAPITAL ENV. RESOURCE
 ALLIED HEALTHCARE PROD                  BELL INDUSTRIES INC                     CAPITAL PACIFIC HOLDINGS
 ALLIED PRODUCTS CORP                    BENGUET CORP CL B                       CARBIDE/GRAPHITE GRP INC
 ALLIED RESEARCH CORP                    BENIHANA INC CL A                       CARDIMA INC
 ALPHANET SOLUTIONS INC                  BERNARD CHAUS INC                       CARIBINER INTERNAT INC
 ALTERNATIVE RESOURCES                   BIGMAR INC                              CARMEL CONTAINER SYSTEM
*AMERICAN ACCESS TECHNOLG               *BIGSTAR ENTERTAINMENT                   CARRINGTON LABS INC
 AMERICAN BIO MEDICA CORP                BIO-LOGIC SYSTEMS CORP                  CASH TECHNOLOGIES INC
 AMERICAN HEALTHWAYS INC                 BIO-VASCULAR INC                        CASTLE ENERGY CORPORATN
 AMERICAN HOMESTAR CORP                  BIONUTRICS INC                          CATALINA LIGHTING INC
 AMERICAN SCIENCE & ENGR                 BIONX IMPLANTS INC                      CAVALIER HOMES INC
 AMERICAN VANGUARD CORP                  BIORELIANCE CORP                        CELLULAR TECHNICAL SVCS
 AMERICAN WAGERING INC                   BIRMINGHAM UTILITIES INC                CEM CORP
 AMERIGON INC CL A                      *BIZNESSONLINE.COM INC                   CENTRAL EUROPEAN MEDIA
 AML COMMUNICATIONS INC                  BLACK HAWK GAM & DEV CO                 CENTURY CASINOS INC
 AMPLIDYNE INC                           BLUE DOLPHIN ENERGY CO                  CFC INTERNATIONAL INC
 AMSURG CORP CL B                        BLUEFLY INC                             CFI PROSERVICES INC
 ANALYTICAL SURVEYS INC                  BOLT TECHNOLOGY CORP                    CHAMPION INDUSTRIES INC
 ANDERSEN GROUP INC                      BON-TON STORES INC                      CHECK TECHNOLOGY CORP
*ANTHONY & SYLVAN POOLS                  BOSTON BIOMEDICA INC                    CHENIERE ENERGY INC



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
 CHICAGO RIVET & MACHINE                 DRUG EMPORIUM INC                       FIBERSTARS INC
 CHILDREN'S COMPREHEN SVC                DRYPERS CORP                            FIRST PRIORITY GROUP INC
 CHILDTIME LEARNING CTR                  DSG INTERNATIONAL LTD                   FIRSTWAVE TECHNOLOGIES
 CHINA YUCHAI INT LTD                    DSI TOYS INC                            FISCHER IMAGING CORP
*CLAIMSNET.COM INC                       DUNN COMPUTER CORP                      FLORSHEIM GROUP INC
 CODA MUSIC TECHNOLOGY                   DYNAMEX INC                             FOILMARK INC
 COLUMBUS ENERGY CORP                    DYNAMIC HEALTHCARE TECH                 FOOD TECHNOLOGY SERVICE
 COMFORCE CORP                           DYNAMIC OIL & GAS INC                   FOODARAMA SUPERMARKETS
 COMPUTER CONCEPTS CORP                  E COM VENTURES INC                      FRANKLIN TELECOMM CORP
 COMSHARE INC                            E-Z EM INC CL A                         FRESH CHOICE INC
 CONGOLEUM CORP                          EAGLE POINT SOFTWARE CP                 FRIEDMAN INDUSTRIES INC
 CONRAD INDUSTRIES INC                   EAGLE SUPPLY GROUP INC                  FRIENDLY ICE CREAM CORP
 CONSOLIDTD WATER CO INC                 EASYRIDERS INC                          FRISBY TECHNOLOGIES INC
 CONSORCIO G GRUPO DINA                  ECC INTERNATIONAL CORP                  FRONTIER ADJUSTR OF AMER
 CONTINENTAL MATERIALS CP                ECO SOIL SYSTEMS INC                    FUEL TECH N.V.
*CONTINUUS SOFTWARE CP                   ECOGEN INC                              FURR'S RESTAURANTS INC
 CORRPRO COMPANIES                       ECOLOGY & ENVIRONMENT A                 G-III APPAREL GROUP INC
 COVOL TECHNOLOGIES INC                  EDISON CONTROL CORP                     GALAGEN INC
 CRAFTMADE INTERNAT INC                  EFAX.COM                                GALEY & LORD INC
 CREDIT MNGMT SLTNS INC                  EFTC CORPORATION                        GARDENBURGER INC
 CRITICARE SYSTEMS INC                   ELAMEX S.A. DE C.V. CL 1                GART SPORTS COMPANY
 CROSSWALK.COM INC                       ELCOTEL INC                             GENERAL BEARING CORP
 CSP INC                                 ELLETT BROTHERS INC                     GENERAL CHEMICAL GROUP
 CYANOTECH CORP                          ELTEK LTD                               GENERAL EMPLOYMENT ENT
 CYBEX INTERNAT                          EMERITUS CORP                           GENESEE CORP CL B
 D&K HEALTHCARE RES INC                  EMERSON RADIO CORP                      GENESIS HEALTH VENTURES
 DALLAS GOLD & SILVER EX                 EMPIRE RESOURCES INC                    GENSYM CORP
 DAOU SYSTEMS INC                        ENDOREX CORPORATION                     GIGA-TRONICS INC
 DARLING INTERNATIONAL                   ENERGY BIOSYSTEMS CORP                  GLACIER WATER SERVICES
 DATA DIMENSIONS INC                     ENERGY SEARCH INC                       GLOBAL PAYMENT TECH INC
 DATA I/O CORP                           ENERGY WEST INC                         GLOBAL TECHNOVATIONS INC
 DATA RESEARCH ASSOCS INC                ENGEL GENERAL DVLPRS LTD                GOLDCORP INC CL B
 DATA SYSTEMS & SOFTWARE                 ENGINEERING MEASUREMENTS                GOLDEN ENTERPRISES INC
 DATRON SYSTEMS INC                      ENLIGHTEN SOFTWARE SOL                  GOLDEN STAR RESOURCES
 DECKERS OUTDOOR CORP                    EQUINOX SYSTEMS INC                     GOODRICH PETROL CORP
 DELIA'S INC                             EQUITY OIL CO                           GOVERNMENT TECHNOL SVC
 DELTA NATURAL GAS CO INC                ESCALADE INC                            GRISTEDES FOODS INC
 DELTA PETROLEUM CORP                    ESENJAY EXPLORATION INC                 GROW BIZ INTERNAT INC
 DEPOMED INC                             ESKIMO PIE CORP                         GUNDLE/SLT ENVIRONMENTAL
 DESIGNS INC                             EUROPEAN MICRO HOLDINGS                 GZA GEOENVIRON TECH
 DEVCON INTERNAT CORP                    EVANS SYSTEMS INC                       H.T E. INC
 DIEDRICH COFFEE                         EVEREST MEDICAL CORP                    HALSEY DRUG CO
 DIEHL GRAPHSOFT INC                     EZCORP INC CL A                         HAMPSHIRE GROUP LTD
 DIGITAL LAVA INC                        FAMOUS DAVE'S OF AMERICA                HANSEN NATURAL CORP
 DISC GRAPHICS INC                       FANSTEEL INC                            HASTINGS ENTERTAINMENT
 DISPATCH MANAGEMENT SRVC                FARO TECHNOLOGIES INC                   HATHAWAY CORP
 DISPLAY TECHNOLOGIES INC               *FASHIONMALL.COM INC                     HAWKER PACIFIC AEROSPACE
 DOCUMENT SCIENCES CORP                 *FASTNET CORPORATION                     HEALTH SYSTEMS DESIGN CP
 DOMINION HOMES INC                      FEATHERLITE INC                         HEALTHGRADES.COM INC


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
 HI-TECH PHARMACAL CO INC                JOS A BANK CLOTHIERS                    MAXICARE HEALTH PLANS
 HOLIDAY RV SUPERSTORES                  JPS INDUSTRIES INC                      MCCLAIN INDUSTRIES INC
 HOLT'S CIGAR HLDINGS INC                JUDGE.COM INCORPORATED                  MCLAREN PERFORMANCED TEC
 HOME STAKE OIL & GAS CO                 K-TEL INTERNAT INC                      MECHANICAL DYNAMICS INC
 HOMELAND HOLDING CORP                   K-TRON INTERNAT INC                     MEDICAL ACTION IND INC
 HOMETOWN AUTO RETAIL CLA                KCS ENERGY INC                          MEDICAL ALLIANCE INC
 HORIZON HEALTH CORP                    *KEITH COMPANIES INC                     MEDICALCONTROL INC
 HORIZON MEDICAL PRODUCTS                KESTREL ENERGY INC                      MEDSTONE INTERNAT INC
 HOTELWORKS.COM                          KEVCO INC                               MEDTOX SCIENTIFIC
 HOWTEK INC                              KEWAUNEE SCIENTIFIC CORP                MEDWAVE INC
 HUFFY CORP                              KEY TECHNOLOGY INC                      MER TELEMANAGEMENT SLTNS
 HUNTCO INC CL A                         KEY TRONICS CORP                        MERCURY AIR GROUP INC
 HURCO COMPANIES INC                     KLLM TRANSPORT SVCS INC                 MERIT MEDICAL SYSTEMS
*I.D. SYSTEMS INC                        KMG CHEMICALS INC.                      MERRILL MERCHANTS BANCSH
 I.I.S. INTELLIG INFO SYS                KOSS CORP                               MERRIMAC INDUSTRIES INC
 IBS INTERACTIVE INC                     KUSHNER-LOCKE CO                       *MET-COIL SYSTEMS CORP
 ICO INC                                 L.B. FOSTER CO CL A                     METHODE ELECTRONICS CL B
 ICTS INTERNATIONAL NV                   LA BARGE INC                            METRETEK TECHOLOGIES INC
 IENTERTAINMENT NETWORK                  LACROSSE FOOTWEAR INC                   MFRI INC
 IFS INTERNATIONAL INC                   LANCER CORP                             MICRONETICS WIRELESS INC
*ILIFE.COM INCORPORATED                  LANDAIR CORPORATION                     MICROS-TO-MAINFRAMES INC
 IMAGE SENSING SYSTEMS                   LASER POWER CORP                        MINUTEMAN INTERNAT INC
 IMPRESO.COM INC.                        LASER-PACIFIC MEDIA CORP                ML MACADAMIA ORCHARDS
 INDIVIDUAL INVESTOR GRP                 LASERSCOPE                              MOCON INC
 INDUSTRIAL DISTR GRP INC                LECHTERS INC                            MOMENTUM BUSINESS APPS A
 INNODATA CORPORATION                    LEISUREPLANET HLDGS LTD                 MONARCH DENTAL CORP
 INSIGHT HEALTH SERVICES                 LIFEMARK CORPORATION                    MOORE MEDICAL CORP
 INSIGNIA SYSTEMS INC                    LIFEWAY FOODS INC                       MORTON INDUSTRIAL GP CLA
 INTEG INCORPORATED                      LIQUIDATION WORLD INC                   MOSSIMO INC
 INTEGRATED SURGICAL SYS                 LJ INTERNAT INC                        *MOTHERNATURE.COM INC
 INTELLICORP INC                         LMI AEROSPACE INC                       MOTHERS WORK INC
 INTELLIGENT SYSTEMS CORP                LOGIC DEVICES INC                       MOTOR CARGO INDUSTRIES
 INTERIORS INC CL A                      LOWRANCE ELECTRONICS INC                MOUNTAIN PROVINCE MINING
 INTERNAT AIRCRAFT INVS                  LUMISYS INC                            *MULTI-LINK TELECOMM INC
 INTERNAT ISOTOPES INC                   LUND INTERNAT HOLDINGS                  MULTIMEDIA GAMES INC
*INTERNAT SMART SOURCING                 LYNCH CORP                              NAM CORPORATION
 INTERWEST HOME MEDICAL                  MAC-GRAY CORP                           NASTECH PHARMACEUTICALS
 INTRENET INC                            MADE2MANAGE SYSTEMS INC                 NATHAN'S FAMOUS INC
 INVIVO CORPORATION                      MAGAL SECURITY SYSTEMS                  NATIONAL HOME HLTH CARE
 IOMED INC                               MAGELLAN PETROLEUM CORP                 NATIONAL RESEARCH CORP
 ISCO INC                                MAIN STREET & MAIN INC                  NATIONAL SECURITY GROUP
 ITEQ INC                                MAINE PUBLIC SERVICE CO                 NATIONAL TECHNICAL SYSTS
 J ALEXANDER'S CORP                      MANATRON INC                           *NEMATRON CORPORATION
 JACOBSON STORES INC                     MANCHESTER EQUIPMENT CO                 NEOGEN CORP
 JANUS HOTELS AND RESORTS                MANSUR INDUSTRIES INC                   NESCO INCORPORATED
 JENKON INTERNATIONAL INC                MARGO CARIBE INC                       *NETIVATION.COM INC
 JENNY CRAIG                             MARKETING SPECIALISTS CP               *NETRADIO CORPORATION
 JLM INDUSTRIES INC                      MATEC CORP                              NETSMART TECHNOLOGIES
 JOHN Q. HAMMONS HOTELS                  MATHSOFT INC                            NETWORK COMPUTING DEVICE
 JOHN SANFILIPPO & SON                   MAX & ERMA'S RESTAURANT                 NEW BRUNSWICK SCIENTIFIC
 JOHNSTON INDUSTRIES INC                 MAXCO INC                               NEW WORLD COFF-MNHTN BGL

 NEXTHEALTH INC                    PHOENIX INTERNAT LTD INC           ROY F. WESTON INC CL A
 NEXUS TELOCATION SYSTEMS          PHOTOELECTRON CORP                 RURAL/METRO CORP
 NIAGARA CORPORATION               PICCADILLY CAFETERIAS              S&K FAMOUS BRANDS INC
 NMT MEDICAL INCORPORATED          PIZZA INN INC                      SAF T LOK INC
 NOBILITY HOMES INC                PLC SYSTEMS INC                   *SALON.COM
 NOODLE KIDOODLE INC               PMR CORP                           SAMES CORPORATION
 NORTH FACE INC (THE)             *POLYAIR INTER PACK INC             SARATOGA BEVERAGE GRP A
 NORTHERN TECHNOLOGY               POLYDEX PHARMACEUTICALS            SAUCONY INC CL A
 NORTHSTAR COMPUTER FORMS          POLYVISION CORP                    SCHEID VINEYARDS INC CLA
 NOTIFY TECHNOLOGY CORP           *PONTOTOC PRODUCTION INC            SCHMITT INDUSTRIES INC
 NOVATEL INC                       POORE BROTHERS INC                 SCHUFF STEEL CO
 ODWALLA INC                       POWERCERV CORPORATION              SECURITY ASSOC INTL INC
 OEC COMPRESSION CORP              PPT VISION INC                     SED INTERNAT HLDNGS INC
 OMNI ENERGY SERVICES CP           PREMIUMWEAR INC                    SEEC INC
 OMTOOL LTD                        PRIMESOURCE CORPORATION            SELAS CORP OF AMERICA
 ON-SITE SOURCING INC              PROFESSIONAL TRANSP GRP            SENECA FOODS CORP CL B
 ONE PRICE CLOTHING STORE          PROGEN INDUSTRIES LTD              SENSORY SCIENCE CORP
 OPINION RESEARCH CORP             PROMEDCO MANAGEMENT CO             SENTO CORPORATION
 OPTA FOOD INGREDIENTS             PROVIDENCE & WORCESTR RR           SERACARE INC
*OPTICARE HEALTH SYSTEMS           PROXYMED INC                       SHARED TECHNOL CELLULAR
 OPTISYSTEMS SOLUTIONS             PRT GROUP INC                      SHOLODGE INC
 ORBIT/FR INC                      PUBCO CORP                         SHONEY'S INC
 ORLEANS HOMEBUILDERS INC          PURE WORLD INC                     SIFCO INDUSTRIES INC
 ORYX TECHNOLOGY CORP              PVC CONTAINER CORP                 SIGA PHARMACEUTICALS INC
 OSTEX INTERNAT INC                Q.E.P. CO INC                      SIGNAL APPAREL COMPANY
 OUTLOOK GROUP CORP                QUESTCOR PHARMACEUTICALS           SILICOM LTD
 P & F INDUSTRIES CL A             QUIPP INC                          SILVER STANDARD RESOURCE
 PALATIN TECHNOLOGIES INC          R&B INC                            SIMON TRANSPORT SVCS CLA
 PALOMAR MEDICAL TECH              R.G. BARRY CORP                    SIMULA INC
 PAMECO CORP                       RADA ELECTRONIC INDS LTD           SMARTIRE SYSTEMS INC
 PAR TECHNOLOGY CORP              *RADWARE LTD                        SMC CORP
 PARAGON TECHNOLOGIES INC          RANDGOLD&EXP CO LTD ADS            SOCRATES TECHS CORP
 PARALLEL PETROLEUM CORP           RAYTEL MEDICAL CORP                SONESTA INTERNAT HOTELS
 PARLUX FRAGRANCES INC             REEDS JEWELERS INC                 SONUS PHARM INC
 PATHWAYS GROUP INC                REHABILICARE INC                   SOUND ADVICE INC
 PATRICK INDUSTRIES INC            RELIABILITY INC                   *SOURCINGLINK.NET INC
 PAUL HARRIS STORES INC           *RESOURCEPHOENIX.COM CL A           SPARTON CORP
 PAUL MUELLER COMPANY              RF INDUSTRIES LTD                  SPINNAKER INDUSTRIES INC
 PEERLESS MANUFACTURING            RGC RESOURCES INC                  SPORT CHALET INC
 PENDARIES PETROLEUM LTD           RICHMONT MINES INC                 SPORT SUPPLY GROUP INC
 PENTACON INC                      RIDDELL SPORTS INC                 SSE TELECOM INC
 PERCEPTRON INC                    RIGHT START INC., THE              STAKE TECHNOL LTD
 PERMA-FIX ENVIRON SVC             RIVIERA HOLDINGS CORP              STANDARD AUTOMOTIVE CORP
 PETROLEUM HELICOPTER NV           ROCK OF AGES CORP                  STARCRAFT CORP
 PETROLEUM HELICOPTER VTG          ROCKY SHOES & BOOTS INC            STERILE RECOVERIES INC
*PETROQUEST ENERGY INC             ROSS SYSTEMS INC                   STM WIRELESS INC CL A DE
 PHAR-MOR INC                      ROTONICS MANUFACTURING             STRATASYS INC

 STV GROUP                         TOTAL ENTERTAINMENT REST          *VANGUARD AIRLINES INC
*SUNHAWK.COM CORPORATION           TOWNE SERVICES INC                 VARIFLEX INC
 SUNRISE INTERNAT LEASING         *TOWNPAGESNET.COM PLC ADS          *VARSITYBOOKS.COM INC.
 SUNSHINE MIN & REFIN              TOYMAX INTERNAT INC                VDC COMMUNICATIONS INC
 SUNSOURCE INC                     TRANSPORTATION COMPONENT           VENTURE CATALYST INC
 SUPER VISION INTERNAT A           TRANSPRO INC                       VERAMARK TECHNOLOGIES
 SUPREMA SPECIALTIES INC           TRANSWORLD HEALTHCRE INC           VERMONT PURE HOLDINGS
 SURGE COMPONENTS INC              TRAVIS BOATS&MOTORS INC            VERMONT TEDDY BEAR CO
 SYMBOLLON CP CL A                 TRIDENT ROWAN GROUP INC            VIDEO DISPLAY CORP
 TAB PRODUCTS CO                   TRIMARK HOLDINGS INC               VIDEOLABS INC
 TAG-IT PACIFIC INC                TRIMEDYNE INC                      VIEW TECH INC
 TAITRON COMPONENTS CL A           TRM CORPORATION                    VIRTUALFUND.COM INC
 TANDY BRANDS ACCESSORIES         *TRUETIME INCORPORATED              VISION SCIENCES INC
 TANDYCRAFTS INC                   TSR INC                            VITRAN CORPORATION
 TATNEFT ADS                      *TUMBLEWEED INC                     VIZACOM INC
 TBA ENTERTAINMENT CORP            U.S. ENERGY SYSTEMS INC            VULCAN INTERNAT CORP
 TCI INTERNAT INC                  U.S. LIME & MINERALS INC           WACKENHUT CORP CL A, THE
 TEAM AMERICA CORP                 U.S. PHYSICAL THERAPY              WEBCO INDUSTRIES INC
 TEAM INC                          UBICS INC                          WEGENER CORP
 TEAMSTAFF INC                     UNICOMP INC                        WESTERN PWR & EQUIPMENT
*TECH FLAVORS & FRAGRANCE          UNITED GUARDIAN INC               *WESTMORELAND COAL CO
 TECH-OPS SEVCON INC               UNIVERSAL STAIN & ALLOY            WHITMAN EDUCATION GROUP
 TECHNICAL CHEM & PROD             UROCOR INC                         WILLIAMS CONTROLS INC
 TEKNOWLEDGE CORPORATION           US OFFICE PRODUCT CO               WILSHIRE OIL CO OF TX
*TELEMATE.NET SOFTWARE            *US SEARCH CORP.COM                 WISER OIL COMPANY, THE
 TELEX CHILE SA ADS                US WATS INC                       *WOMEN FIRST HEALTHCARE
 TEXOIL INC                        USA BIOMASS CORPORATION            XATA CORP
 THOUSAND TRAILS INC               USA DETERGENTS INC                 XETEL CORPORATION
 TII INDUSTRIES INC                USABANCSHARES.COM INC              YORK GROUP INC., THE
 TITAN MOTORCYCLE OF AMER          USOL HOLDINGS INC                  YORK RESEARCH CORP
 TOKHEIM CORP                      UTILX CORP                         ZEVEX INTERNAT INC
 TOP IMAGE SYSTEMS LTD             VALLEY MEDIA INC                   ZINDART LIMITED ADR
 TORCH ENERGY ROY TR               VALLEY NATIONAL GASES              ZMAX CORP
 TOREADOR ROYALTY CORP